UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2026

CRH public limited company

(Exact name of registrant as specified in its charter)

Ireland	001-32846	98-0366809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Stonemason’s Way, Rathfarnham,

Dublin 16, D16 KH51, Ireland

(Address of principal executive offices)

+353 1 404 1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares of €0.32 each	CRH	New York Stock Exchange
5.200% Guaranteed Notes due 2029	CRH/29	New York Stock Exchange
5.125% Guaranteed Notes due 2030	CRH/30	New York Stock Exchange
4.400% Guaranteed Notes due 2031	CRH/31	New York Stock Exchange
6.400% Notes due 2033	CRH/33A	New York Stock Exchange
5.400% Guaranteed Notes due 2034	CRH/34	New York Stock Exchange
5.500% Guaranteed Notes due 2035	CRH/35	New York Stock Exchange
5.000% Guaranteed Notes due 2036	CRH/36	New York Stock Exchange
5.875% Guaranteed Notes due 2055	CRH/55	New York Stock Exchange
5.600% Guaranteed Notes due 2056	CRH/56	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

☐	Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01	Other Events.

Offering of U.S. Dollar Guaranteed Notes

On November 9, 2026, CRH America Finance, Inc. (“CRH AF”), a wholly owned subsidiary of CRH public limited company (“CRH plc”), completed the issuance and sale of the securities described below pursuant to an underwriting agreement, dated as of November 4, 2026, between CRH plc, CRH AF and Barclays Capital Inc., J.P. Morgan Securities LLC, and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein (the “Underwriting Agreement”). Pursuant to the Underwriting Agreement, CRH AF agreed to issue and sell to the underwriters named therein (i) $1,350,000,000 aggregate principal amount of 5.375% Guaranteed Notes due 2032 (the “2032 Notes”), (ii) $1,000,000,000 aggregate principal amount of 5.625% Guaranteed Notes due 2034 (the “2034 Notes”), (iii) $1,350,000,000 aggregate principal amount of 5.750% Guaranteed Notes due 2037 (the “2037 Notes”) and (iv) $500,000,000 aggregate principal amount of 6.250% Guaranteed Notes due 2057 (the “2057 Notes” and, together with the 2032 Notes, 2034 Notes, and 2037 Notes, the “Notes”), fully and unconditionally guaranteed by CRH plc as to the principal, interest, premium, if any, and any other amounts payable in respect of them. The Notes were issued in an offering registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and issued pursuant to an Indenture, dated as of May 21, 2024, between CRH plc, CRH AF and The Bank of New York Mellon, as trustee (the “Indenture”), and an officer’s certificate, dated as of November 9, 2026, by CRH AF and CRH plc with respect to the Notes (the “Officer’s Certificate”).

The net proceeds of the offering of Notes are expected to be used to finance tender offers made by CRH AF for outstanding notes of Arcosa, Inc., repay existing debt, and for general corporate purposes. The disclosure in this Item 8.01 is qualified in its entirety by the provisions of the Indenture, filed as Exhibit 4.1 hereto, the Underwriting Agreement, filed as Exhibit 1.1 hereto, the Officer’s Certificate, filed as Exhibit 4.2 hereto, and the forms of global notes evidencing the Notes included therein, each of which are incorporated herein by reference. In connection with the issuance and sale of the Notes, legal opinions regarding the validity of the Notes are filed as Exhibits 5.1 and 5.2 to this Form 8-K for the purpose of incorporating such opinions into the Registration Statement of CRH plc on Form S-3 (No. 333-279349).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of November 4, 2026, between CRH plc, CRH America Finance, Inc. and Barclays Capital Inc., J.P. Morgan Securities LLC, and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein.

4.1	Indenture, dated as of May 21, 2024, between CRH plc, CRH America Finance, Inc. and The Bank of New York Mellon (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on May 21, 2024).

4.2	Officer’s Certificate of CRH America Finance, Inc. and CRH plc pursuant to Sections 102 and 301 of the Indenture, dated November 9, 2026, setting forth the terms of the (i) 5.375% Guaranteed Notes due 2032, (ii) 5.625% Guaranteed Notes due 2034, (iii) 5.750% Guaranteed Notes due 2037 and (iv) 6.250% Guaranteed Notes due 2057.

4.3	Form of 5.375% Guaranteed Notes due 2032 (included in Exhibit 4.2).

4.4	Form of 5.625% Guaranteed Notes due 2034 (included in Exhibit 4.2).

4.5	Form of 5.750% Guaranteed Notes due 2037 (included in Exhibit 4.2).

4.6	Form of 6.250% Guaranteed Notes due 2057 (included in Exhibit 4.2).

5.1	Opinion of Arthur Cox LLP, relating to the (i) 5.375% Guaranteed Notes due 2032, (ii) 5.625% Guaranteed Notes due 2034, (iii) 5.750% Guaranteed Notes due 2037 and (iv) 6.250% Guaranteed Notes due 2057.

5.2	Opinion of Sullivan & Cromwell LLP, relating to the (i) 5.375% Guaranteed Notes due 2032, (ii) 5.625% Guaranteed Notes due 2034, (iii) 5.750% Guaranteed Notes due 2037 and (iv) 6.250% Guaranteed Notes due 2057.

23.1	Consent of Arthur Cox LLP (included in Exhibit 5.1).

23.2	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.2).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2026

CRH public limited company

/s/ Aylwyn Bryan
By:	Aylwyn Bryan
Chief Financial Officer